UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 8, 2015

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Monday, June 8, 2015, Celadon Group Inc. (the "Company") announced changes to its senior management team. The changes are effective immediately.

Bobby Peavler has been appointed Executive Vice President, Chief Financial Officer, and Treasurer of the Company.  Mr. Peavler will be the Company's Principal Financial Officer and Principal Accounting Officer.  In connection with his appointment, Mr. Peavler's base salary was increased to $160,000 annually from $120,000 annually.  Mr. Peavler, 35, served the Company as Principal Accounting Officer since October 2014, Vice President of Accounting from December 2012 to October 2014, Corporate Controller from May 2011 to December 2012, and Assistant Controller from December 2004 to May 2011. Prior to joining the Company, Mr. Peavler worked as Tax Accountant with DeWitt and Shrader, PC in Indianapolis, Indiana.

Leslie Tarble has been appointed Executive Vice President, Chief Financial Officer, and Treasurer of the Company's Quality Companies, LLC division.  Ms. Tarble previously served as Vice President, Treasurer, and Principal Financial Officer of the Company.  With the change, Ms. Tarble will no longer be the Company's Principal Financial Officer.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99	Celadon Group, Inc. press release announcing senior management changes

The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Item 9.01 of this report and Exhibit 99 hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: June 8, 2015	By:	/s/ Bobby Peavler
Bobby Peavler
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99	Celadon Group, Inc. press release announcing senior management changes.